UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

(Date of Report: November 12, 2004 (Date of Earliest Event Reported: November 8, 2004))

POLYMER GROUP, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware	1-14330	57-1003983
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4055 Faber Place Drive, Suite 201, North Charleston, South Carolina, 29405
(Address of Principal Executive Offices, including Zip Code)

(843) 329-5151
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.                                              Results of Operations and Financial Condition

(a)                                 On November 8, 2004, Polymer Group, Inc. (“PGI”) announced its consolidated financial results for the third quarter of fiscal 2004.  A copy of the press release is attached hereto as Exhibit 99.1.  This Form 8-K is provided under Section 2 of Form 8-K and is furnished to, but not filed with, the Securities and Exchange Commission.

There were no non-GAAP disclosures included in the press release.

Item 9.01.                                              Financial Statements and Exhibits

(c)                                  Exhibits

Exhibit No.	Description of Exhibit

99.1	Press Release dated November 8, 2004 announcing results for the third quarter of fiscal 2004.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POLYMER GROUP, INC.

Date: November 12, 2004	/s/ Willis C. Moore III
Willis C. Moore III
Chief Financial Officer